Report of Independent
 Registered Public
Accounting Firm


To the Shareholders
and Board of Trustees of
Federated Total Return
Series, Inc.:

In planning and performing
 our audits of the
 financial statements
of Federated Mortgage
Fund and Federated
Ultrashort Bond Fund
(collectively, the "Funds"),
 two of the
portfolios constituting
 Federated Total Return
 Series, Inc., as of and
for the year ended
September 30, 2008, in
accordance with the standards
of the Public Company Accounting
Oversight Board
(United States), we
 considered the Funds
' internal control over
 financial
reporting, including
controls over safeguarding
 securities, as a basis
 for designing our
auditing procedures for
 the purpose of expressing
 our opinion on the
financial statements
and to comply with the
requirements of Form
N-SAR, but not for the
purpose of
expressing an opinion
 on the effectiveness
 of the Funds' internal
control over financial
reporting.  Accordingly
, we express no such opinion.

The management of the Funds
 is responsible for
 establishing and maintaining
effective
internal control over
financial reporting.
 In fulfilling this
 responsibility, estimates
 and
judgments by management
 are required to assess
the expected benefits
and related costs
of controls. A Fund's
internal control over
 financial reporting
is a process designed
to
provide reasonable
assurance regarding
the reliability of
financial reporting
and the
preparation of financial
 statements for external
purposes in accordance
with generally
accepted accounting
principles.  A Fund's
 internal control over
financial reporting
includes those policies
 and procedures that
(1) pertain to the
maintenance of records
that,
in reasonable detail,
accurately and fairly
reflect the transactions
 and dispositions of the
assets of the Fund; (2)
 provide reasonable
 assurance that transactions
 are recorded as
necessary to permit
 preparation of financial
 statements in accordance
with generally
accepted accounting
principles, and that
 receipts and expenditures
 of the Fund are being
made only in accordance
 with authorizations of
management and directors
of the Fund;
and (3) provide
reasonable assurance
regarding prevention
 or timely detection
 of
unauthorized acquisition,
 use or disposition of a
 Fund's assets that could
have a material
effect on the financial
statements.


Because of its inherent
limitations, internal
control over financial
 reporting may not
prevent or detect
misstatements. Also,
 projections of any
evaluation of effectiveness
 to
future periods are
subject to the risk that
 controls may become
inadequate because of
changes in conditions,
 or that the degree of
compliance with the policies
or procedures
may deteriorate.

A deficiency in internal
control over financial
reporting exists when
the design or
operation of a control
 does not allow management
or employees, in the normal
course of
performing their assigned
functions, to prevent or
detect misstatements on a
 timely basis.
A material weakness is
 a deficiency, or a
combination of deficiencies,
in internal control
over financial reporting,
 such that there is a
 reasonable possibility
that a material
misstatement of the
 Fund's annual or interim
 financial statements will
 not be prevented
or detected on a timely basis.

Our consideration of the
Funds' internal control
over financial reporting
was for the
limited purpose described
 in the first paragraph
and would not necessarily
 disclose all
deficiencies in internal
control that might be
 significant deficiencies
 or material
weaknesses under
standards established
 by the Public Company
Accounting Oversight
Board (United States).

However, we noted no
deficiencies in the
Funds' internal control
over financial reporting
and its operation,
including controls
for safeguarding
securities that we
consider to be a
material weakness
as defined above as
of September 30, 2008.

This report is
 intended solely
for the information
 and use of
management and the
 Board
of Trustees of the
Funds and the
Securities and
Exchange Commission
 and is not
intended to be and
should not be used
 by anyone other
than these specified
parties.



ERNST & YOUNG LLP


Boston, Massachusetts
November 24, 2008